                                                   EXHIBIT 24.1



                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Joan T. Bok, of Boston, Commonwealth of
Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636,
2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705,
33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and 33-53367,
all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on
Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934;
and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 18th day of January, 1996.


                                       JOAN T. BOK
                              -------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF WORCESTER           )

     On this 18th day of January, 1996, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                        RENEE M. KOSSUTH
                                   ----------------------------
                                         Notary Public

My Commission Expires:  April 24, 1998

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert M. Heyssel, of Seaford, State of Delaware, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 15 day of January, 1996.


                                     ROBERT M. HEYSSEL
                              -------------------------------


STATE OF DELAWARE             )
                              ) SS
CITY OF SUSSEX                )

     On this 15th day of January, 1996, before me personally appeared Robert M. Heyssel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        AMY M. LITTLETON
                                   ----------------------------
                                         Notary Public

My Commission Expires:  6-20-99

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Hoffman, of St. Louis County, State of Missouri, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint
KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements
Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and
33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 31st day of January, 1996.


                                     ROBERT B. HOFFMAN
                              -------------------------------


STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

     On this 31st day of January, 1996, before me personally appeared Robert B. Hoffman, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                        HARRIET CONLON
                                   ----------------------------
                                         Notary Public

My Commission Expires:  8/15/98
                                        HARRIET CONLON
                                  Notary Public - Notary Seal
                                      STATE OF MISSOURI
                                       ST. LOUIS COUNTY
                             My Commission Expires August 15, 1998

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Michael R. Hogan, of St. Louis County, State of Missouri, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and
33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 9th day of January, 1996.


                                     MICHAEL R. HOGAN
                              -------------------------------


STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

     On this 9th day of January, 1996, before me personally appeared Michael R. Hogan, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         RUTH M. HOULIHAN
                                   ----------------------------
                                         Notary Public

My Commission Expires:  5-27-97
                                       RUTH M. HOULIHAN
                                NOTARY PUBLIC, STATE OF MISSOURI
                                 MY COMMISSION EXPIRES 5-27-97
                                       ST. LOUIS COUNTY

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Gwendolyn S. King, of Philadelphia, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a
Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and
33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 17th day of January, 1996.


                                     GWENDOLYN S. KING
                              -------------------------------


COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF PHILADELPHIA        )

     On this 17 day of January, 1996, before me personally appeared Gwendolyn S. King, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                         SUZANNE SCHWARTZ
                                   ----------------------------
                                         Notary Public

My Commission Expires:  August 23, 1999
                                       Notarial Seal
                                Suzanne Schwartz, Notary Public
                               Philadelphia, Philadelphia County
                              My Commission Expires Aug. 23, 1999

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Philip Leder, of Chestnut Hill, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and
33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 12th day of January, 1996.


                                       PHILIP LEDER
                              -------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF SUFFOLK             )

     On this 12 day of January, 1996, before me personally appeared Philip Leder, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         TERRI BRODERICK
                                   ----------------------------
                                         Notary Public

My Commission Expires:  6/21/96

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a
Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and
33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1996.


                                       HOWARD M. LOVE
                              -------------------------------


COMMONWEALTH OF PENNSYLVANIA  )
                              ) SS
COUNTY OF ALLEGHENY           )

     On this 11th day of January, 1996, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         JOAN M. ZAKOR
                                   ----------------------------
                                         Notary Public

My Commission Expires:
                                NOTARIAL SEAL
                        JOAN M. ZAKOR, Notary Public
                      City of Pittsburgh, Allegheny Co.
                     My Commission Expires April 14, 1999

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Richard J. Mahoney, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a
Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365 and
33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 19 day of January, 1996.


                                       R. J. MAHONEY
                              -------------------------------


STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

     On this 19th day of January, 1996, before me personally appeared Richard J. Mahoney, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         DONNA R. FRANZ
                                   ----------------------------
                                         Notary Public

My Commission Expires:   1/9/97
                                     DONNA R. FRANZ
                            Notary Public State of Missouri
                                    St. Louis County
                           My Commission Exp. Jan. 9, 1997

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Frank A. Metz, Jr., of Sloatsburg, State of New York, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 23 day of Jan., 1996.


                                     FRANK A. METZ, JR.
                              -------------------------------


STATE OF NEW YORK             )
                              ) SS
COUNTY OF ROCKLAND            )

     On this 23 day of January, 1996, before me personally appeared Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         MARY ALICE CONWAY
                                   ----------------------------
                                         Notary Public

My Commission Expires:   1/25/97
                                     MARY ALICE CONWAY
                            Notary Public, State of New York
                                       No. 5007249
                               Qualified in Orange County
                           Commission Expires January 25, 1997

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Buck Mickel, of Greenville, State of South Carolina, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 12 day of January, 1996.


                                        BUCK MICKEL
                              -------------------------------


STATE OF SOUTH CAROLINA       )
                              ) SS
COUNTY OF GREENVILLE          )

     On this 16th day of January, 1996, before me personally appeared Buck Mickel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         DOROTHY F. KING
                                   ----------------------------
                                         Notary Public

My Commission Expires:   My Commission Expires February 13, 2000

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Jacobus F. M. Peters, of Wassenaar, Country of The Netherlands, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J.
RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the
"Commission") under the Securities Act of 1933, as amended (the
"Act"); and any Amendments to Registration Statements Nos. 2-36636,
2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934;
and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 25th day of January, 1996.


                                    JACOBUS F. M. PETERS
                              -------------------------------


STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

     On this 25th day of January, 1996, before me personally appeared Jacobus F. M. Peters, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         BEVERLY A. OHM
                                   ----------------------------
                                         Notary Public

My Commission Expires:   Feb. 12, 1998
                                     BEVERLY A. OHM
                             NOTARY PUBLIC, STATE OF MISSOURI
                            MY COMMISSION EXPIRES FEB. 12, 1998
                                    ST. LOUIS COUNTY

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Nicholas L. Reding, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the
"Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934;
and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 12th day of January, 1996.


                                    NICHOLAS L. REDING
                              -------------------------------


STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

     On this 12th day of January, 1996, before me personally appeared Nicholas L. Reding, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         BEVERLY A. OHM
                                   ----------------------------
                                         Notary Public

My Commission Expires:   2/12/98
                                     BEVERLY A. OHM
                             NOTARY PUBLIC, STATE OF MISSOURI
                            MY COMMISSION EXPIRES FEB. 12, 1998
                                    ST. LOUIS COUNTY

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, John S. Reed, of Princeton, State of New Jersey,
Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 24 day of January, 1996.


                                       JOHN S. REED
                              -------------------------------


STATE OF NEW YORK             )
                              ) SS
COUNTY OF NEW YORK            )

     On this 24th day of January, 1996, before me personally appeared John S. Reed, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         MARY F. CHIODI
                                   ----------------------------
                                         Notary Public

My Commission Expires:                MARY F. CHIODI
                             Notary Public, State of New York
                                       No. 4506585
                                Qualified in Nassau County
                            Commission Expires January 31, 1996

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, William D. Ruckelshaus, of Houston, State of Texas, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1996.


                                   WILLIAM D. RUCKELSHAUS
                              -------------------------------
                                   William D. Ruckelshaus


STATE OF WASHINGTON           )
                              ) SS
COUNTY OF KING                )

     On this 10th day of January, 1996, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         DONNA L. HODGSON
                                   ----------------------------
                                         Notary Public

My Commission Expires:     11/12/97

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Shapiro, of St. Louis County, State of Missouri, Principal Executive Officer and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197,
33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717, 33-53363,
33-53365 and 33-53367, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1996.


                                       R. B. SHAPIRO
                              -------------------------------


STATE OF MISSOURI             )
                              ) SS
COUNTY OF ST. LOUIS           )

     On this 11th day of January, 1996, before me personally appeared Robert B. Shapiro, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         BEVERLY A. OHM
                                   ----------------------------
                                         Notary Public

My Commission Expires:     2/12/98

                                     BEVERLY A. OHM
                             NOTARY PUBLIC, STATE OF MISSOURI
                            MY COMMISSION EXPIRES FEB. 12, 1998
                                    ST. LOUIS COUNTY

                        POWER OF ATTORNEY
                        -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, John B. Slaughter, of Pasadena, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and J. RUSSELL BLEY, JR., both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365 and 33-53367, all on Form S-8,
which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company;
(ii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iii) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 17th day of January, 1996.


                                     JOHN B. SLAUGHTER
                              -------------------------------


STATE OF CALIFORNIA           )
                              ) SS
COUNTY OF LOS ANGELES         )

     On this 17th day of January, 1996, before me personally appeared John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                         KAY LYNN FUJIWARA
                                   ----------------------------
                                         Notary Public

My Commission Expires:
                                     KAY LYNN FUJIWARA
                                       COMM. #995481
                                Notary Public - California
                                    LOS ANGELES COUNTY
                               My Comm. Expires JUN 11, 1997